Subsequent events	6 Months Ended
Jun. 30, 2019
Subsequent events
Subsequent events

Note 20 – Subsequent events

(a)	Corporate Revolver Partial Repayment

On August 6, 2019, the Company paid down $50.0 million of the balance outstanding under its Corporate Revolver, reducing the balance from $275.0 million to $225.0 million.

(b)	Acquisition of U.S. Oil & Gas Royalty Interest – Marcellus, Pennsylvania

On July 22, 2019, Franco-Nevada acquired from Range Resources Corporation (“Range”) an overriding royalty interest on acreage in the Marcellus for a gross purchase price of $300.0 million. The royalty is calculated as 1% of gross production, less allowed deductions from approximately 350,000 net acres of Range’s working interest position in Washington, Western Allegheny and Southern Beaver Counties in Pennsylvania. The royalty applies to existing production and future development from the Marcellus formation as well as future potential development from the Utica and Upper Devonian formations.

The acquisition was financed with a combination of cash on hand and funds drawn from the Corporate Revolver, as referenced in Note 9(a). The acquisition has an effective date of March 1, 2019. Between the effective date and the closing date, the asset has generated approximately $9.0 million in royalties.

(c)	At-the-Market Equity Program

On July 19, 2019, the Company established an at-the-market program (the “ATM Program”) that allows the Company to issue to $200 million worth of common shares from treasury to the public from time to time at the prevailing market price through the Toronto Stock Exchange, the New York Stock Exchange or any other marketplace on which the common shares are listed, quoted or otherwise trade. The volume and timing of distributions under the ATM Program, if any, will be determined at the Company’s sole discretion, subject to applicable regulatory limitations. The ATM Program will be effective until July 18, 2020, unless terminated prior to such date by the Company.